Fourth Quarter Earnings Presentation March 10, 2020

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements can be identified by the use of forward-looking terminology including “may,” “should,” “likely,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “forecast,” “seek,” “target,” “continue,” “plan,” “intend,” “project,” or other similar words. All statements, other than statements of historical fact included in this Annual Report, regarding expectations for future financial performance, business strategies, expectations for our business, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans, objectives and beliefs of management are forward-looking statements. These forward-looking statements are based on information available as of the date of this presentation and our management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot give any assurance that such expectations will prove correct. Forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: • availability of commercially reasonable and accessible sources of liquidity and bonding; • our ability to generate cash flow and liquidity to fund operations; • the timing and extent of fluctuations in geographic, weather and operational factors affecting our customers, projects and the industries in which we operate, including impacts of the coronavirus strain, or COVID-19; • our ability to identify acquisition candidates, integrate acquired businesses and realize upon the expected benefits of the acquisition of CCS and William Charles; • consumer demand; • our ability to grow and manage growth profitably; • the possibility that we may be adversely affected by economic, business, and/or competitive factors; • market conditions, technological developments, regulatory changes or other governmental policy uncertainty that affects us or our customers; • our ability to manage projects effectively and in accordance with management estimates, as well as the ability to accurately estimate the costs associated with our fixed price and other contracts, including any material changes in estimates for completion of projects; • the effect on demand for our services and changes in the amount of capital expenditures by customers due to, among other things, economic conditions, commodity price fluctuations, the availability and cost of financing, and customer consolidation; • the ability of customers to terminate or reduce the amount of work, or in some cases, the prices paid for services, on short or no notice; • customer disputes related to the performance of services; • disputes with, or failures of, subcontractors to deliver agreed-upon supplies or services in a timely fashion; • our ability to replace non-recurring projects with new projects; • the impact of U.S. federal, local, state, foreign or tax legislation and other regulations affecting the renewable energy industry and related projects and expenditures; • the effect of state and federal regulatory initiatives, including costs of compliance with existing and future safety and environmental requirements; • fluctuations in maintenance, materials, labor and other costs; and • the “Risk Factors” described in our Annual Report on Form 10-K for the year ended December 31, 2019, and in our quarterly reports, other public filings and press releases. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

IEA OVERVIEW & ACHIEVEMENTS Fourth Quarter 2019 Earnings Presentation

Company Overview IEA (Nasdaq “IEA”) is a leading infrastructure construction company with specialized energy and heavy civil expertise. CUSTOMER MARKETS SELECT SERVICES & CAPABILITIES Renewable Energy • Consulting Services • Solar Technology Installation • Excavation & Site Preparation • Road, Bridge, & Other Heavy Civil Construction Civil & Infrastructure • Electrical Transmission & Distribution • Rail Infrastructure Construction Power & Industrial • Turbine Assembly & Erection • Environmental Management

2019 Achievements Solid Financial Performance Liquidity Improvements Diversified Platform Expansion in our Current and Future End Markets Improved Operational Excellence

Solid Financial Performance Revenue Organic vs Acquisition Growth $2,000 $2,000 $1,460 $1,500 $1,500 $1,000 $673 $1,000 $779 Millions $603 $500 $455 $250 $787 $500 $205 $0 $205 $205 2015 2017 2019 $0 Base Business(1 Organic 2015 2016 2017 2018 2019 ) Revenue Growth $582 2015-2019 $673 Acquisition Organic 1) Base business represents existing business in 2015 plus the first twelve months results for all acquired entities since that time.

Strong Backlog Visibility Key Takeaways   Good visibility on 2020 revenues – backlog + Additional projects awarded in all segments Q4 revenue supports 2020 revenue guidance  Seeing early returns on cross-selling strategy range(1) Historical Backlog (1) $2,500 $2,116 $2,171 $2,000 $1,500 $1,100 $1,000 $415 $500 $0 2016 2017 2018 2019 *Numbers are in millions (1) Estimated backlog represents the amount of revenue we expect to realize from the uncompleted portions of existing construction contracts, including new contracts under which work has not begun and awarded contracts for which the definitive project documentation is being prepared, as well as revenue from change orders and renewal options.

Financial Results Fourth Quarter Highlights  Revenue totaled $520.0 million, an increase of 89% year-over-year  Net income of $11.0 million, consistent year-over- year  Adjusted EBITDA(1) of $47.1 million, or 9.1% of revenues as compared to a loss of $18.8 million or (6.8)% of revenues, in the prior-year period  Gross margins were 12.9%, as compared to (3.3)% in the prior-year period Full Year Highlights  Revenue totaled approximately $1.5 billion, an increase of 87% year-over-year  Net income of $6.2 million, up 46.8% year-over-year  Adjusted EBITDA(1) of $100.7 million, or 6.9% of revenues as compared to $14.0 million or 1.8% of revenues, in the prior-year  Gross margins were 10.8%, as compared to 4.0% in the prior-year (1) See slide 21 for a definition of Adj. EBITDA and a reconciliation to net income.

Liquidity Improvements Series B-3 Series B-1 Series B-2 Series A 50% “Second” Initial Closing Rights Offering Exchange Commitment Up to 180 day from Closing Date May 20, 2019 August 30, 2019 November 14, 2019 Series B-3 initial March 4, 2020 closing 60% Ares / 50% Oaktree / Public Investor(s) Ares Ares Oaktree 40% Oaktree 50% Ares stockholders Gross Proceeds $50 million $50 million $80 million ── Up to $15 million $350,000 Net working Net working Use of Proceeds capital and line of Term loan capital ── ── ── credit Preferred Stock Shares 50,000 50,000 80,000 19,124 15,000 350 Issued Penny Warrants Issued 2,545,934 900,000 3,568,750 657,383 515,625 12,029 Cash Dividend Rate 13.5% Cash Dividend Rate – leverage less than or 12.0% equal to 1.5x PIK Dividend Rate 15.0%

Improved Equity Capitalization December 31, 2019 2018 Debt Revolver - 46.5 1st Lien Term Loan 182.7 300.0 Finance Leases and Other Debt 68.7 68.9 Total Debt 251.4 415.4 Less: Cash (147.3) (71.3) Net Debt (1) 104.1 344.1 Equity Preferred Stock (Series A and B) 197.9 35.0 Public Equity (2) 65.9 181.4 Total Equity 263.8 216.4 Total Enterprise Value 367.9 560.5 Net Debt / Equity (1) 39.5% 159.0% Equity / Capitalization 71.7% 38.6% (1) Net debt excludes cash which is consistent with the Company’s leverage calculations under the third amended and restated credit agreement (2) Equals common shares outstanding multiplied by the Company’s stock price as of 12/31 for the respective years.

3 Diversified Platform

Overlap in labor, skills and equipment across the platform with the ability to pivot and deploy resources efficiently based on demand

Wind and Solar [1]


57%

$ 834 million

Tier 1 U.S. Wind Energy Construction

- 210+ utility-scale wind and solar projects completed
- 8,850+ wind turbines erected representing >16.8 gigawatts of generation capacity
- Growing presence in utility-scale solar
  - >750 megawatts of solar power installed

Heavy Civil and Environmental [1]


31%

$ 451 million

Market Leading National Provider of Specialty Paving and High Altitude / Complex Bridge Construction

- Provides industrial maintenance, environmental services as well as heavy and light infrastructure services for public customers
- Serves customers in the power generation, transportation, utility, mineral and aggregate mining, industrial recreational and pulp & paper markets

Rail [1]


12%

$ 174 million

Market Leading Rail Construction Services Provider Serving Blue-Chip Customers for Over 50 years

- National experience performing general contractor, construction management and design – build construction for rail
  - Intermodal facilities
  - Maintenance facilities
  - Auto marshaling yards
  - Fueling facilities
  - Capacity improvements

(1) Represents 2019 revenue.

IEA

Significant Operational Leverage Across Segments Examples of Cross-Segment Collaboration: William Charles / IEA • William Charles personnel have been tasked with overseeing the risk management for overall IEA • William Charles legal personnel oversee requirements for the civil group, including contracts, PO’s, subcontracts, dispute resolution, etc. IEA Equipment Management • Equipment is shared across IEA companies as needs arise (e.g. 2-Cat 336’s sent from White to Saiia, Saiia sent semi tractor to IEAEM, IEAEM sent post driver to ACCSW) William Charles-Ragnar Benson / White Construction • WCC has performed civil work on Iowa wind farms including substation grading and road construction • White Construction is currently building a bridge structure for WCC on an Edgar County, Illinois project • White Construction is supporting Ragnar Benson in a rail siding proposal in Indiana

Significant Operational Leverage Across Segments Saiia / Ragnar Benson / White Construction • Delivered a joint presentation to NIPSCO regarding coal ash remediation projects Saiia / White Construction • Jointly responded to a Duke RFP for coal ash remediation projects in Indiana Saiia / IEAC • Jointly responded to a Southern Company solar project • Saiia prepared an estimate for a large grading package on a ridge top wind project for Apex ACCMW / IEAC • ACC assisted IEAC in preparing estimates and bids for civil work on wind farms in Colorado William Charles / ACCSW • William Charles has taken oversight/management of the ACCSW operations • ACCSW will build Texas Rail Siding projects for WCC-Ragnar Benson starting in 2019

Expansion in our Current and Future End Markets U.S. Construction Put-in-Place 2019E: $1,300 Billion Transport & Water, Sewage and Road 12% Waste 3% Power 7% Recreation 2% Residential Nonresidential 40% 36% Transport & Road $150.7B Power $97.6B Water, Sewage & Waste $43.3B Recreation $28.1B ($Billions) $110 $102 $104 $106 $53 $178 $183 $98 $45 $47 $50 $151 $160 $169 $43 $28 $27 $26 $26 $27 19E 20E 21E 22E 23E 19E 20E 21E 22E 23E 19E 20E 21E 22E 23E 19E 20E 21E 22E 23E  Includes highway & street,  Consists of power generation  Consists of waste-water  Includes sport fields, airports & runways, (Renewable, Nuclear, Thermal) treatment facilities, sewage gymnasiums, arenas, stadiums, transportation terminals, as well as distribution networks and drainage systems, pump theme parks, fitness centers, railroads, docks and ports  Renewable power generation is stations, wells and tanks / social centers, theaters, etc. the largest new power water towers generation investment category Source: American Society of Civil Engineers, U.S. DOT and FMI.

U.S. Construction Market Outlook Aging Infrastructure and Deferred Maintenance Spend is No Longer Discretionary and is a Significant Driver of Near and Long-term Construction Demand Bridges 2016 Pipes Act 9% Pipeline and of the nation’s ~615K Hazardous bridges materials safety are structurally spending by 2020 deficient Bridge rehabilitation needs $608B $123B Roads / Highways 2015 Fast Act 21% Transportation of the nation’s spending by highways had poor 2020 pavement condition in 2015 $305B Highway capital needs $713B Source: American Society of Civil Engineers, U.S. DOT and FMI.

Improved Operational Excellence In April 2019, Michael Stoecker was hired as the Chief Operating Officer, to implement systems and control mechanisms to efficiently manage our projects and ensure more predictable, reliable results and execution. Key examples of operational progress are listed below: 1. Consolidated 5,000-piece equipment fleet into one common tracking and maintenance system, this maximizes are ability for: • Optimum utilization of entire fleet • Efficiency of mobilization for projects • Improved maintenance to ensure safety and effectiveness 2. Project Improvements: • Managed workforce to reduce down time by redirecting teams to different parts of the Company as needed • Implemented real-time project control software to help teams better forecast labor production, manage changing project conditions(such as weather or other delays) and forecast project profitability • Heightened focus on change order management to enhance project cash flow 3. Risk Management: • Centralized insurance, claims and safety functions for cost efficiency and enhanced performance • Renewed safety focus which resulted in improvements in Total Recordable Incident Rate (“TRIR”) and our Lost Time Incident Rate(“LTIR”)

2020 Financial Guidance and Strategy Fourth Quarter 2019 Earnings Presentation

2020 Guidance ($ IN MILLIONS) LOW HIGH Key Takeaways Revenue $1,500.0 $1,650.0 Net Loss (6.0) (4.0) Management 2020 Guidance on Revenue: Interest Expense, Net 55.5 66.5  $1,500M - $1,650M of revenue Depreciation & Amortization 50.4 55.0  Benefit for Income Taxes (0.4) (1.0) $105M - $125M in Adjusted EBITDA EBITDA 99.5 116.5 Non-Cash Stock Compensation Expense 4.5 5.5 Series B Preferred warrant liability fair value 1.0 3.0 adjustment Adjusted EBITDA $105.0 $125.0

2020 Strategy Retention of strong relationships with our customers for further diversification • Continue to build our strong, long-term relationships with each of our customers to meet their needs. • Leverage our established relationships to provide expanded products and services that will continue to diversify our revenue streams and assist our customers with their business strategies. Maintain Operational Excellence • Quality - We believe in satisfying our clients, mitigating risk, and driving improvement by performing work right the first time. • Technical Expertise - We have an established reputation for safe, high quality performance, reliable customer service and technical expertise in constructing technically demanding projects. • Safety - We believe the safety of our employees, the public and the environment is a moral obligation as well as good business. By identifying and concentrating resources to address jobsite hazards, we continually strive to reduce our incident rates and the costs associated with accidents. • Productivity - We strive to use our resources efficiently to deliver work on time and on budget. Ownership of Equipment • Utilize our long-standing relations with equipment vendors to achieve the lowest cost of equipment available. • Evaluate ownership vs leasing structure to ensure maximization of returns on investment of our equipment. • Maximize fleet utilization across segments to ensure efficient construction across all end markets.

APPENDIX Fourth Quarter 2019 Earnings Presentation

Adjusted EBITDA ($ in millions) 3 Months Ended 3 Months Ended Year Ended Year Ended 12.31.2019 12.31.2018 12.31.2019 12.31.2018 Net Income (loss) 11,053 10,985 6,231 4,244 Interest Expense 15,438 8,120 51,260 12,080 Tax Provision (benefit) 1,731 (11,475) (1,621) (12,942) Depreciation Expense 11,846 10,108 48,220 16,699 EBITDA 40,068 17,738 104,090 20,081 Diversification SG&A(1) - 972 - 3,868 Credit Support Fees(2) - - - 231 Consulting Fees & Expenses(3) - 5 - 438 Non-Cash Stock Comp Expenses 1,203 572 4,016 1,072 Transaction Costs(4) - - - 8,521 Merger and Acquisition Costs(5) - 8,190 - 15,792 Acquisition Integration Costs(6) 1,354 - 10,082 - Loss on Debt Extinguishment(7) - - - 1,835 Settlement of Customer Project Dispute(8) - - - 8,500 Contingent fair value adjustment(9) - (46,291) (23,082) (46,291) Series B Preferred warrant liability fair 2,262 - 2,262 - value adjustment(10) Project Settlement legal fees(11) (1,186) - - - Other(12) 3,370 - 3,370 - Adjusted EBITDA 47,071 (18,814) 100,738 14,047 See Slide 22 for footnotes to Adjusted EBITDA.

Footnotes to Adjusted EBITDA 1) Diversification selling, general and administrative reflects the costs, including recruiting, compensation and benefits for additional personnel, associated with IEA beginning to expand into electrical transmission work and corresponding services, which were historically subcontracted to third parties. These costs currently did not have corresponding revenue in fiscal year 2018. 2) Credit support fees reflect payments to Oaktree for its guarantee of certain borrowings. 3) Consulting fees and expenses represents consulting and professional fees and expenses in connection with the merger with M III Acquisition Corp. 4) Transaction costs include legal, consulting, filing and other costs associated with the acquisition of IEA Energy Services by M III Acquisition Corp. and the subsequent public listing of IEA securities on the NASDAQ stock exchange. 5) Merger and acquisition costs include legal, consulting, travel, personnel and other costs associated with our original Merger to become a public company in the first quarter of 2018 or acquisition activity related to our two acquisitions completed in the third and fourth quarter of 2018. 6) Acquisition Integration costs related to CCS and William Charles include legal, consulting, personnel and other costs associated with the acquisitions of CCS and William Charles. 7) Expense of previously deferred financing fees in connection with refinancing the Company's credit facility in September 2018. 8) Settlement of customer project dispute-related to a dispute regarding the costs to be incurred to complete a project and the loss of revenue related to unbilled change orders. The add back reflects the associated negative impact to gross margin. While IEA believed it had a strong legal position to support the charges, management determined that it was in the best interests of the Company to settle the dispute, retain the important customer relationship and secure the award of an additional Wind energy project with the customer, which will be built in 2018. 9) Reflects an adjustment to the fair value of its contingent consideration incurred in connection with the Company's merger and initial public offering transactions in March 2018. The contingent consideration fair value adjustment is a mark-to-market adjustment based on the Company not anticipating reaching EBITDA requirements outlined in the original agreement. 10) Reflects an adjustment to the fair value of its Series B Preferred Stock warrant liabilities. The warrant liability fair value adjustment is a mark-to-market adjustment based on the Company's fluctuation in the stock price. 11) Project settlement legal fees reflected fees related to extreme weather-related events that occurred on projects at the end of 2018. These project legal costs were significantly higher due to the complexity of the settlement process when compared to non-weather related projects. In the fourth quarter the settlement of some of these claims are recorded in gross profit and the related legal expenses were also included in gross profit. 12) Other reflects unanticipated charges related to tax and warranty on solar projects that were previously disclosed as part of our Discontinued Operations in Canada in 2016 and gain/losses on asset sales.

THANK YOU IR CONTACT Addo Investor Releations Kimberly Esterkin, Managing Director iea@addoir.com 310.829.5400